ING Partners, Inc.

ING Baron Asset Portfolio

Supplement dated October 1, 2007

to the Initial (“I”) Class Prospectus, Service (“S”) Class

and Adviser (“ADV”) Class Prospectus

each dated April 30, 2007

On September 12, 2007, the Board of Trustees for ING Partners, Inc. approved a change in the investment strategy of the Portfolio effective September 14, 2007 as follows:

The second sentence of the first paragraph of the section entitled “ING Baron Asset Portfolio—Principal Investment Strategies” on page 6 of the Class S and Class ADV Prospectus of the Class I Prospectus is deleted in its entirety and replaced with the following:

As a general matter, BAMCO defines small- and mid-sized companies as those with market capitalizations, at the time of purchase, of less than $10 billion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE